SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 4, 2019

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVOL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01                                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 4, 2019, Evolving Systems, Inc. (“Evolving Systems”) entered into the Sixth Amendment (“Sixth Amendment”) to the Loan and Security Agreement with East West Bank (“Credit Facility”).  The purpose of the Sixth Amendment is to waive certain events of non-compliance with respect to covenants not achieved in prior periods and to amend future covenant requirements.

•                  Current financial covenants to be replaced by:

•                  (1) minimum consolidated cash of no less than total bank debt outstanding; and,

•                  (2) a minimum trailing 3-month fixed consolidated EBITDA amount.

The Sixth Amendment also required Evolving Systems to make an advance payment of principal of $333,333.33.  In addition, the Sixth Amendment added any default under the Loan Facility discussed below as an Event of Default under the Credit Facility.  Evolving Systems has transacted all loan payments as originally scheduled and expects to be in compliance with the new covenants. The remaining terms and conditions of the Credit Facility and payment schedule remain unchanged.

For information relating to the Credit Facility, previously referred to as the Revolving Facility, please see Evolving Systems’ Current Reports on Form 8-K filed with the SEC on October 25, 2012, November 6, 2014, September 30, 2015, November 10, 2015, and March 3, 2016.

Text of the Agreements.  The full text of the Sixth Amendment to the Credit Facility is attached as Exhibit 10.1 to this Current Report on Form 8-K.  The foregoing descriptions are qualified in their entirety by reference to such exhibit.

On October 4, 2019, Evolving Systems also entered into the First Amendment (“First Amendment”) to the Term Loan Facility Agreement with East West Bank (“Loan Facility”).  The purpose of the First Amendment is to waive certain events of non-compliance with respect to covenants not achieved in prior periods and to amend future covenant requirements.

•                  Current financial covenants to be replaced by:

•                  (1) minimum consolidated cash of no less than total bank debt outstanding; and,

•                  (2) a minimum trailing 3-month fixed consolidated EBITDA amount.

The First Amendment also required Evolving Systems to make an advance payment of principal of $666,666.66.  Evolving Systems has transacted all loan payments as originally scheduled and expects to be in compliance with the new covenants.  The remaining terms and conditions of the Loan Facility and payment schedule remain unchanged.

For information relating to the Loan Facility, please see Evolving Systems’ Current Report on Form 8-K filed with the SEC on August  22, 2017.

Text of the Agreements.  The full text of the First Amendment to the Loan Facility is attached as Exhibit 10.2 to this Current Report on Form 8-K.  The foregoing descriptions are qualified in their entirety by reference to such exhibit.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

d)                                     Exhibits.  The following exhibits are filed with this report.

Exhibit No.	Description
10.1	Sixth Amendment to Loan and Security Agreement between Evolving Systems, Inc. and East West Bank.
10.2

First Amendment to Term Loan Facility Agreement entered into by and among Evolving Systems, Inc. as Parent Guarantor, Evolving Systems Holdings Limited, as Original Borrower, Evolving Systems Limited and Evolving Systems BLS Limited, as further Original Guarantors, Lumata UK Limited, and East West Bank as Lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 9, 2019

Evolving Systems, Inc.

By:	/s/ MARK P. SZYNKOWSKI
Mark P. Szynkowski
Senior Vice President Finance